[MOORE WALLACE LOGO OMITTED]                           NEWS RELEASE

                          MOORE WALLACE REPORTS STRONG
                           SECOND QUARTER 2003 RESULTS

MISSISSAUGA, ON AND NEW YORK, NY-- (BUSINESS WIRE)--July 23, 2003

Moore Wallace Incorporated (NYSE, TSX: MWI) today reported financial results for its second quarter ended June 30, 2003. Second quarter sales totaled $650.1 million with GAAP (Canadian Generally Accepted Accounting Principles) net earnings of $18.9 million, or $0.14 per diluted share for the second quarter.

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because management believes that information that excludes acquisition related charges, restructuring and restructuring related charges and gains on asset disposals is an appropriate measure for evaluating the Company's operating performance. Internally, the Company uses this non-GAAP information as an important indicator of business performance and management's effectiveness is evaluated with specific reference to these indicators. A reconciliation of GAAP net earnings to non-GAAP net earnings for these adjustments is presented in the tables below. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles.

Non-GAAP net earnings were $27.0 million, or $0.20 per diluted share. Non-GAAP net earnings include a $65.3 million adjustment on a before-tax basis. The adjustment includes $61.5 million for acquisition related items and $3.8 million in restructuring and restructuring related charges.

On May 15, 2003, the Company acquired all of the outstanding shares of Wallace Computer Services, Inc., a leading provider in comprehensive print management solutions. The differences in the operating results of the Company in 2003 versus 2002 are primarily due to this acquisition.

GAAP income from operations was $8.5 million, or 1.3% of sales. These results were unfavorably affected by acquisition related items and restructuring actions taken as a result of the merger. Non-GAAP income from operations was $51.0 million, or 7.8% of sales. These results reflect improved operating performance across all business segments primarily due to continued focus on cost containment, productivity enhancements, purchasing synergies and early benefits achieved as a result of reducing redundant corporate and administrative functions subsequent to the acquisition of Wallace.

GAAP net earnings of $18.9 million for the second quarter benefited primarily from the reduction of the Company's remaining U.S. tax valuation allowance. Non-GAAP net earnings of $27.0 million reflects the Company's expected effective income tax rate of 32%.

Mark A. Angelson, Moore Wallace's Chief Executive Officer, noted, "Even in an uncertain global economy, our business units exceeded our profit and cash flow targets. Following our merger with Wallace Computer Services, Inc., we executed our business plan and have seen the early benefits in our operating results. We continue to believe that our fundamentals and prospects for earnings growth remain strong. For the full year 2003, we now expect non-GAAP earnings per share for Moore Wallace to be approximately $0.93 cents per diluted share."

The Company will hold a conference call on July 24, 2003, at 10:00 AM EDT to discuss second quarter results. The call will be webcast at www.moorewallace.com under the Investor Relations section.


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

          RECONCILIATION OF GAAP NET EARNINGS TO NON-GAAP NET EARNINGS


                                                                                      THREE MONTHS                 SIX MONTHS
                                                                                          ENDED                       ENDED
                                                                                      JUNE 30, 2003               JUNE 30, 2003
                                                                                      -------------               -------------
GAAP NET EARNINGS                                                                        $ 18,893                    $ 48,051

       Fair market value adjustment of inventory and backlog               $ 38,590                    $ 38,590
                                                                           --------                    --------
   ACQUISITION RELATED CHARGES                                                             38,590                      38,590

   RESTRUCTURING AND RESTRUCTURING RELATED CHARGES                                          3,829                       3,829
                                                                                         --------                    --------

   TOTAL NON-GAAP ADJUSTMENTS TO INCOME
     FROM OPERATIONS                                                                       42,419                      42,419

       Pre-acquisition interest and financing fees related to merger (1)     10,209                      13,435
       Extinguishment of derivative                                           5,167                       5,167
       Write-off of deferred financing fees                                   7,493                       7,493
                                                                           --------                    --------
   ACQUISITION RELATED CHARGES                                                             22,869                      26,095

   (GAINS) LOSS ON FIXED ASSET DISPOSALS, NET                                                --                        (1,173)

   INCOME TAX ADJUSTMENT (2)                                                              (57,172)                    (66,653)
                                                                                         --------                    --------

NON-GAAP NET EARNINGS                                                                    $ 27,009                    $ 48,739
                                                                                         ========                    ========

(1) $6.2 million and $9.4 million of interest expense for the three and six months ended June 30, 2003, respectively, is attributable to interest, deferred issue cost amortization, and discount amortization related to the financing of the merger with Wallace Computer Services, Inc. before closing on May 15, 2003. Additionally, $4.0 million of bridge financing commitment fees was paid at closing of the aforementioned merger.

(2) Amount represents the tax effect of the reconciling items and an adjustment to reflect the Company's expected effective tax rate of 32%.


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

                           MOORE WALLACE INCORPORATED
                      Consolidated Statements of Earnings
                 For the quarters ended June 30, 2003 and 2002
          U.S. Currency (000's), Except shares and earnings per share

                                                              2003     ADJUSTMENTS       2003       2002
                                                              GAAP     TO NON-GAAP     NON-GAAP     GAAP
                                                           ---------   -----------     --------   ---------
SALES                                                      $ 650,071         --      $ 650,071    $ 499,791
                                                           ---------    ---------    ---------    ---------
Cost of sales                                                485,639      (38,590)     447,049      341,764

Selling, general and administrative expenses                 121,613         --        121,613      112,869

Restructuring provision, net                                   1,697       (1,697)        --           --

Depreciation and amortization                                 32,590       (2,132)      30,458       22,507
                                                           ---------    ---------    ---------    ---------
                                                             641,539      (42,419)     599,120      477,140
                                                           ---------    ---------    ---------    ---------

INCOME FROM OPERATIONS                                         8,532       42,419       50,951       22,651
                                                           ---------    ---------    ---------    ---------

Investment and other income (expense)                         (6,166)       5,167         (999)         849

  Interest expense, net                                        9,675         --          9,675        2,741

  Pre-acquisition interest expense and financing fees, net    10,209      (10,209)        --           --

  Write-off of deferred financing fees                         7,493       (7,493)        --           --
                                                           ---------    ---------    ---------    ---------

Interest expense, net                                         27,377      (17,702)       9,675        2,741
                                                           ---------    ---------    ---------    ---------

EARNINGS (LOSS) BEFORE TAXES AND MINORITY INTEREST           (25,011)      65,288       40,277       20,759
                                                           ---------    ---------    ---------    ---------

Income tax expense (recovery)                                (44,284)      57,172       12,888        5,486

Minority interest                                                380         --            380           27
                                                           ---------    ---------    ---------    ---------

NET EARNINGS                                               $  18,893    $   8,116    $  27,009    $  15,246
                                                           ---------    ---------    ---------    ---------

PER SHARE DATA:

EARNINGS PER SHARE (Basic)                                 $    0.14                 $    0.20    $    0.14

AVERAGE SHARES OUTSTANDING (Basic)                           136,049                   136,049      111,481
                                                           ---------                 ---------    ---------

EARNINGS PER SHARE (Diluted)                               $    0.14                 $    0.20    $    0.13

AVERAGE SHARES OUTSTANDING (Diluted)                         136,686                   136,686      114,169
                                                           ---------                 ---------    ---------

NOTE:

Non-GAAP results are not considered to be in accordance with GAAP and are not intended to be an indicator of future operating performance and may not be comparable to pro forma results of other entities.

                           MOORE WALLACE INCORPORATED
                      Consolidated Statements of Earnings
                For the six months ended June 30, 2003 and 2002
          U.S. Currency (000's), Except shares and earnings per share

                                                                2003      ADJUSTMENTS        2003          2002
                                                                GAAP      TO NON-GAAP      NON-GAAP        GAAP
                                                            ----------    -----------      ---------    ----------
SALES                                                      $ 1,161,216           --      $ 1,161,216    $ 1,029,292
                                                           -----------    -----------    -----------    -----------

Cost of sales                                                  831,091        (38,590)       792,501        702,772

Selling, general and administrative expenses                   230,271           --          230,271        237,347

Restructuring provision, net                                     1,697         (1,697)          --             --

Depreciation and amortization                                   53,765         (2,132)        51,633         44,662
                                                           -----------    -----------    -----------    -----------
                                                             1,116,824        (42,419)     1,074,405        984,781
                                                           -----------    -----------    -----------    -----------

INCOME FROM OPERATIONS                                          44,392         42,419         86,811         44,511
                                                           -----------    -----------    -----------    -----------

Investment and other income (expense)                           (5,327)         3,994         (1,333)          (646)

  Interest expense, net                                         12,948           --           12,948          5,352

  Pre-acquisition interest expense and financing fees, net      13,435        (13,435)          --             --

  Write-off of deferred financing fees                           7,493         (7,493)          --             --
                                                           -----------    -----------    -----------    -----------

Interest expense, net                                           33,876        (20,928)        12,948          5,352
                                                           -----------    -----------    -----------    -----------

EARNINGS BEFORE TAXES AND MINORITY INTEREST                      5,189         67,341         72,530         38,513
                                                           -----------    -----------    -----------    -----------

Income tax expense (recovery)                                  (43,444)        66,653         23,209         10,280

Minority interest                                                  582           --              582            494
                                                           -----------    -----------    -----------    -----------

NET EARNINGS                                               $    48,051    $       688    $    48,739    $    27,739
                                                           -----------    -----------    -----------    -----------

PER SHARE DATA:

EARNINGS PER SHARE (Basic)                                 $      0.39                   $      0.39    $      0.25

AVERAGE SHARES OUTSTANDING (Basic)                             124,163                       124,163        111,664
                                                           -----------                   -----------    -----------

EARNINGS PER SHARE (Diluted)                               $      0.38                   $      0.39    $      0.24

AVERAGE SHARES OUTSTANDING (Diluted)                           124,957                       124,957        114,217
                                                           -----------                   -----------    -----------

NOTE:

Non-GAAP results are not considered to be in accordance with GAAP and are not intended to be an indicator of future operating performance and may not be comparable to pro forma results of other entities.

                                       ###

Moore Wallace Incorporated is an international leader in the management and distribution of print and digital information. Moore Wallace operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial. The Forms and Labels business designs, manufactures and sells paper based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high quality, high volume variably imaged print and mail, electronic statement and database management services. The Commercial business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. The Moore Wallace Internet address is www.moorewallace.com

The Company believes that the presentation of non-GAAP results in this press release and the exhibits to this press release provides investors and analysts with useful supplementary information concerning the Company's ongoing operations. Furthermore, the Company has historically used non-GAAP results as an internal measure of the Company's performance. Non-GAAP measures do not have standardized meanings and are therefore unlikely to be comparable to similar measures presented by other companies. Non-GAAP results are presented for informational purposes only and should not be considered as a substitute for the historical financial information presented in accordance with generally accepted accounting principles. A reconciliation of non-GAAP results to the Company's financial results under generally accepted accounting principles is provided.



This earnings release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates and the factors described in the Company's filings with the Securities and Exchange Commission, including the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein. The Company disclaims any obligation to update the forward-looking statements contained herein. The Audit Committee of Moore Wallace's Board of Directors has reviewed this press release.

                               -----------------

CONTACT:     Moore Wallace Incorporated, Investor Relations
             Mark S. Hiltwein, 203-406-3709



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